APPENDIX A
FORM N-23C-3 NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3
1. Investment Company Act File Number: 814-143
          Date of Notification: January 10, 2006
2. Exact name of investment company as specified in registration statement:
          Access Capital Strategies Community Investment Fund, Inc.
3. Address of principal executive office: (Number, Street, City, Zip Code)
          419 Boylston St., Suite 501, Boston, Massachusetts, 02116
4. Check one of the following:
A. X The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B. ___The notification pertains to a discretionary repurchase offer under paragraph (b) of Rule 23c-3.
C. ___The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ David F. Sand

David F. Sand*
Chief Executive Officer

*By:	/s/ James R. Burns

James R. Burns
Attorney-in-fact

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
419 Boylston Street
Suite 501
Boston, Massachusetts 02116
REPURCHASE OFFER
Dear Shareholder,
     Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) is offering to repurchase its shares from shareholders of the Fund pursuant to its periodic repurchase program. You should consider the terms of the repurchase offer described below before making any decisions. Please contact the Fund at the above address for more information if you have any questions.
     The Fund will repurchase shares of the Fund at their net asset value as of the close of business on February 6, 2006, the “pricing date” for this repurchase offer. You may tender shares to the Fund until February 3, 2006, the repurchase request deadline, by writing to the Fund at the above address stating (i) the dollar amount or percentage amount of your holdings that you would like to tender to the Fund for repurchase, and (ii) the person or account to receive payment from the Fund. You may modify or withdraw your tender until February 3, 2006 by writing to the Fund and stating the terms of such modification or withdrawal. The Fund will pay you or your designee the proceeds from the repurchase offer on or before February 10, 2006.
     The Fund will repurchase shares totaling no more than 25% of the Fund’s total outstanding shares as of February 3, 2006 (the “repurchase amount”). If shareholders tender more than the repurchase amount, the Fund will repurchase shares based on the pro rata holdings of each shareholder as of February 3, 2006. Alternatively, the Fund may increase the repurchase amount to 27%. If shareholders tender more than the 27% repurchase amount, the Fund would then repurchase shares based on the pro rata holdings of each shareholder as of February 3, 2006.
     On January 3, 2006, the Fund’s net asset value per share was $9.56. The Fund’s net asset value per share may fluctuate between February 3, 2006, the repurchase request deadline, and February 6, 2006, the pricing date. You may contact the Fund at the above address if you would like to find out the Fund’s current net asset value per share or market price.
     The Fund may suspend or postpone the repurchase offer only if a majority of the Board of Directors, including a majority of the Independent Directors, determines that the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code. A majority of the Board of Directors, including a majority of the Independent Directors, may also suspend or postpone the repurchase offer for any period during which an emergency exists and disposal by the Fund of its portfolio securities is not reasonably practicable or during which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.
     Finally, the Board of Directors may determine in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), to move the pricing date to February 3, 2006 if it makes the determinations required by the 1940 Act.
     Please carefully consider the terms and procedures of the repurchase offer before making a decision to tender, or not to tender, shares of the Fund for redemption. If you have any questions about this repurchase offer, please contact the Fund at the above address.
Sincerely,
/s/ David F. Sand
David F. Sand
Chief Executive Officer
Access Capital Strategies Community
     Investment Fund, Inc.
January 10, 2006